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                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

TO OUR SHAREHOLDERS,

     After a sharp correction in July, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 (S&P 500) surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.

INVESTMENT PERFORMANCE

     For the nine months ended September 30, 1996, the Fund's total return was 8.4% compared to returns of 13.5%, 12.2%, and 10.7% over the same period for the S&P 500, the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. During the third